Exhibit 10.12

Farmland Sub-contracting Agreement

The party awarding the Agreement:	Xi Xi (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhifu

Location:	Xi Xi Village of Hu Yang Town
Mode of contact:	13959829555

The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd. (hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley
Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name list refer to Appendix 1) of XiXi village Huyang Town Yongchun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s farmland located at around Shan lin dou of Xi Xi Cheng Bian (transliteration in Putonghua), totaling 7.2 mu (667 square meters). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for seedling.

4.0
Money for the sub-contracting: Money for the sub-contracting shall be equivalent to the price of 300 catties of grains for each mu (677 square meter) per year (the price of the grains shall be the acquisition price set out by the government on 15th August of the prevailing year), which shall be paid in RMB.  Upon signing the agreement, Party B shall have to pay one year’s guarantee deposit (the guarantee deposit shall be calculated according to the acquisition price set out by the government for the grains during the first year of the lease).  The rental shall be paid at one go by 20th August each year, and the subsequent annual rental shall be paid in such manner.  The guarantee deposit shall be (utilized) to offset the rental for the last year of the lease.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:
5.1.1
After the Agreement has been concluded, if Party B fails to operate the farmland leaving the said farmland uncultivated causing permanent damage to the farmland; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;
5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;
5.1.4	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;
5.1.5	Party A shall be responsible for getting over any disputes if the ownership rights of the land sub-contracted is in issue;
5.1.6	Party A shall ensure gratuitous usage of passages leaving to the land as well as easy access to the same.

5.2	Party B’s rights and obligations:
5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;
5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;
5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal)

Seal of Xi Xi Villagers’ Committee of Hu Yang Town of Yong Chun County

Party B (signature and seal):  /s/ ANG Stanley,

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date: February 1, 2011

Contract Period: 2011.1.1 ~ 2040.12.31; Contract Signing Date: 2011.2.1;Date:
2011.2.1

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price / mu	Amount per year ($)	Deposit
1	郑生定	Zheng Shengding	0.5	300 g or 360 yuan / mu	180.00	180.00
2	郑江挺	Zheng Jiangting	1.2	300 g or 360 yuan / mu	432.00	432.00
3	郑瑞塔	Zheng Ruita	1.4	300 g or 360 yuan / mu	504.00	504.00
4	郑俊才	Zheng Juncai	1.4	300 g or 360 yuan / mu	504.00	504.00
5	郑金彬	Zheng Jinbin	1.7	300 g or 360 yuan / mu	612.00	612.00
6	郑尚竹	Zheng Shangzhu	1	300 g or 360 yuan / mu	360.00	360.00
Total:			7.2		2,592.00	2,592.00

Farmland Sub-contracting Agreement

The party awarding the Agreement:	Xi Xi (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhifu

Location:	Xi Xi Village of Hu Yang Town
Mode of contact:	13959829555

The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd. (hereafter referred to as Party B).
Representative of the sub-contracting party:	ANG Stanley.
Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.
Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name list refer to Appendix 1) of Xi Xi village Huyang Town Yongchun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s farmland located at around Shan lin dou of Xi Xi Cheng Bian (Beside the Highway) (transliteration in Putonghua), totaling 17.4 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for seedling.

4.0
Money for the sub-contracting: Money for the sub-contracting RMB 200 dollars per mu (667 square meter) per year, money for the sub-contracting shall be 200 x 17.4 = 3,480 dollars/year. Party B shall be required to pay the money for the sub-contracting in respect of that particular year on or before 30th September of each year at one go; and on the day when this Agreement comes into force, Party B shall also be required to pay a sum of money amounting to a year’s sum of money for the sub-contracting of the land as a deposit which shall be used as the money for the sub-contracting of the land for the final year of the sub-contracting period.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the land leaving the said forest land uncultivated causing permanent damage to the land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.5	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.6	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:

5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):

Seal of Xi Xi Villagers’ Committee of Hu Yang Town of Yong Chun County

Party B (signature and seal):   /s/ ANG Stanley

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date: February 1, 2011

Contract Period: 2011.1.1 ~ 2040.12.31; Contract Signing Date:
2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price	Amount per year ($)	Deposit
1	郑金辉	Zheng Jinhui	1.2	200	240.00	240.00
2	郑金裕	Zheng Jinyu	1.2	200	240.00	240.00
3	郑金科	Zheng Jinke	1.5	200	300.00	300.00
4	郑国业	Zheng Guoye	4	200	800.00	800.00
5	郑长太	Zheng Changtai	1.5	200	300.00	300.00
6	郑尚竹	Zheng Shangzhu	1	200	200.00	200.00
7	郑锦凤	Zheng Jinfeng	2.5	200	500.00	500.00
8	郑金新	Zheng Jinxin	2	200	400.00	400.00
9	郑良基	Zheng Liangji	1.25	200	250.00	250.00
10	余孙杉	Yu Sunshan	1.25	200	250.00	250.00
Total:			17.4		3,480.00	3,480.00

Forest Land Sub-contracting Agreement

The party awarding the Agreement:	Xi Xi (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhifu

Location:	Xi Xi Village of Hu Yang Town
Mode of contact:	13959829555

The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd. (hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley
Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name list refer to Appendix 1) of Xi Xi village Hu Yang Town Yong Chun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s citrus orchards located at around the high way opposite to Xi Xi Cheng Bian (transliteration in Putonghua) from Shuang xi kou (transliteration in Putonghua) in the east, High Way (transliteration in Putonghua) in the south, South (transliteration in Putonghua) in the west, Chun Lin Shan (transliteration in Putonghua) in the north, totaling 306.45 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for growing economic woods

4.0
Money for the sub-contracting: Money for the sub-contracting shall be RMB 50 dollars per mu per year, money for the sub-contracting shall be 50 x 306.45 = 15,322.5 dollars/year. Party B shall be required to pay the money for the sub-contracting in respect of that particular year on or before 15th January of each year at one go; and on the day when this Agreement comes into force, Party B shall also be required to pay a sum of money amounting to a year’s sum of money for the sub-contracting of the land as a deposit which shall be used as the money for the sub-contracting of the land for the final year of the sub-contracting period.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the forest land leaving the said forest land uncultivated causing permanent damage to the forest land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4
Party A shall take requisite steps to actively co-ordinate with Party B so as to render assistance to Party B in respect of the transfer of the Ownership Rights of Woods or for any change of any formalities which shall cause any properties to be registered under Party B’s name and for going through requisite formalities in respect of verification and approval procedures of the falling of trees;

5.1.5	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.6	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.7	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:
5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):

Seal of Xi Xi Villagers’ Committee of Hu Yang Town of Yong Chun County

Party B (signature and seal):  /s/ ANG Stanley,

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date: February 1, 2011

Contract Period: 2011.1.1 ~ 2040.12.31; Contract Signing Date:
2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price / mu	Amount per year ($)	Deposit
1	郑建民	Zheng Jianmin	0.9	50	45.00	45.00
2	郑敦汉	Zheng Dunhan	0.5	50	25.00	25.00
3	郑春林	Zheng Chunlin	0.4	50	20.00	20.00
4	郑昌志	Zheng Changzhi	0.6	50	30.00	30.00
5	郑锦营	Zheng Jinying	2.9	50	145.00	145.00
6	郑玉演	Zheng Yuyan	5.9	50	295.00	295.00
7	郑章铃	Zheng Zhangling	0.6	50	30.00	30.00
8	郑国福	Zheng Guofu	4.8	50	240.00	240.00
9	郑玉妙	Zheng Yumiao	0.8	50	40.00	40.00
10	郑义涯	Zheng Yiya	1	50	50.00	50.00
11	郑金伐	Zheng Jinfa	0.6	50	30.00	30.00
12	郑树林	Zheng Shulin	0.5	50	25.00	25.00
13	郑书城	Zheng Shucheng	0.6	50	30.00	30.00
14	郑天生	Zheng Tiansheng	6	50	300.00	300.00
15	郑天明	Zheng Tianming	6.7	50	335.00	335.00
16	郑金法	Zheng Jinfa	3.6	50	180.00	180.00
17	郑金地	Zheng Jindi	3	50	150.00	150.00
18	郑文儒	Zheng Wenru	1	50	50.00	50.00
19	郑文敬	Zheng Wenjing	0.15	50	7.50	7.50

20	郑燕辉	Zheng Yanhui	1.9	50	95.00	95.00
21	郑自典	Zheng Zidian	10	50	500.00	500.00
22	郑锦凤	Zheng Jinfeng	8.5	50	425.00	425.00
23	郑文江	Zheng Wenjiang	8	50	400.00	400.00
24	郑文森	Zheng Wensen	8.6	50	430.00	430.00
25	郑肯	Zheng Ken	4	50	200.00	200.00
26	郑春林	Zheng Chunlin	9	50	450.00	450.00
27	郑传顺	Zheng Chuanshun	0.8	50	40.00	40.00
28	郑江良	Zheng Jiangliang	0.6	50	30.00	30.00
29	郑国祥	Zheng Guoxiang	3	50	150.00	150.00
30	郑国强	Zheng Guoqiang	7	50	350.00	350.00
31	郑文权	Zheng Wenquan	2	50	100.00	100.00
32	郑连来	Zheng Lianlai	0.8	50	40.00	40.00
33	郑义碰	Zheng Yipeng	1.1	50	55.00	55.00
34	郑劲松	Zheng Jinsong	7	50	350.00	350.00
35	郑彩虹	Zheng Caihong	10	50	500.00	500.00
36	郑建生	Zheng Jiansheng	15	50	750.00	750.00
37	陈振民	Chen Zhenmin	3.6	50	180.00	180.00
38	陈江海	Chen Jianghai	1.5	50	75.00	75.00
39	陈荣华	Chen Ronghua	5	50	250.00	250.00
40	陈华生	Chen Huasheng	5	50	250.00	250.00
41	陈金针	Chen Jinzhen	2	50	100.00	100.00
42	郑士扬	Zheng Shiyang	7.5	50	375.00	375.00

43	郑振良	Zheng Zhenliang	3	50	150.00	150.00
44	郑天助	Zheng Tianzhu	13	50	650.00	650.00
45	郑清海	Zheng Qinghai	12	50	600.00	600.00
46	郑高明	Zheng Gaoming	10	50	500.00	500.00
47	郑金苗	Zheng Jinmiao	2.5	50	125.00	125.00
48	郑金柱	Zheng Jinzhu	3	50	150.00	150.00
49	郑丁宇	Zheng Dingyu	3.5	50	175.00	175.00
50	郑金科	Zheng Jinke	6	50	300.00	300.00
51	郑曙春	Zheng Shuchun	11	50	550.00	550.00
52	郑文生	Zheng Wensheng	3	50	150.00	150.00
53	郑荣生	Zheng Rongsheng	30	50	1,500.00	1,500.00
54	郑永快	Zheng Yongkuai	30	50	1,500.00	1,500.00
55	郑子良	Zheng Ziliang	2	50	100.00	100.00
56	郑永乐	Zheng Yongle	5	50	250.00	250.00
57	郑志超	Zheng Zhichao	5	50	250.00	250.00
58	郑生良	Zheng Shengliang	3	50	150.00	150.00
59	陈金治	Chen Jinzhi	2	50	100.00	100.00
Total:			306.45		15,322.50	15,322.50